UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

               ___________________________________

                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                          August 14, 2007

                  NORTIA CAPITAL PARTNERS, INC.
     (Exact name of registrant as specified in its charter)


            Nevada               0-26843         90-025041
 ---------------------------   -----------     ---------------
(State or other jurisdiction   (Commission     I.R.S. Employer
       of incorporation)       File Number)   Identification No.)



                     400 Hampton View Court
                    Alpharetta, Georgia 30004
       ---------------------------------------------------
      (Address of principal executive offices and zip code)

 Registrant's telephone number, including area code: (770) 777-6795
                                                     --------------

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))


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Item 5.02. Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officers

     On August 14, 2007, Michael E. Marshall resigned his position as a director of the Company due to personal reasons. There were no disagreements with the Company on any matter related to the Company's operations, policies or practices. A copy of the resignation letter from Mr. Marshall is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c). Exhibits

      99.1  Resignation letter from Michael E. Marshall


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     August 15, 2007     NORTIA CAPITAL PARTNERS, INC.


                              By: /s/ William J. Bosso
                                  -------------------------
                                  William J. Bosso
                                  Chief Executive Officer






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